SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BlackRock ESG Capital Allocation Term Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

David Fried

Shivaram Rajgopal

Athanassios Diplas

Ilya Gurevich

Wayne Threatt

Lihong Wang

Thomas H. McGlade

Geoffrey Gold

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DATED April 3, 2026

BlackRock ESG Capital Allocation Term Trust

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Master Fund, Ltd. (“Saba I”), Boaz R. Weinstein (“Mr. Weinstein,” and, together with Saba Capital and Saba I, “Saba,” “we,” or “us”) and the Nominees (as defined below) named in the Proposal (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of BlackRock ESG Capital Allocation Term Trust, a Maryland statutory trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

We have nominated a slate of highly qualified and independent Nominees for election to the Board.[1] Included among such Nominees are the Class I Nominees (as defined below) to serve as successors to the Class I trustees of the Fund, the Class III Nominees (as defined below) to serve as successors to the Class III Incumbent Trustees (as defined below) and the Class II Nominees (as defined below) to serve as successors to two of the three Class II Incumbent Trustees (as defined below).

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect the Nominees, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2026 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”), that is scheduled to be held at 1 University Square Drive, Princeton, NJ, 08540 on Tuesday, June 9, 2026 at 1 p.m. (Eastern Time).

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about April 3, 2026.

Saba is seeking your support at the Annual Meeting with respect to the following proposal (the “Proposal”) and to consider and act upon any other business that may properly come before the Annual Meeting.

Proposal		Our Recommendation

1.	To elect Saba’s slate of four nominees — David Fried, Shivaram Rajgopal, and Athanassios Diplas (the “Class I Nominees”) — to serve as Class I trustees; Saba’s slate of three nominees — Ilya Gurevich, Wayne Threatt and Lihong Wang (the “Class III Nominees”) — to serve as successors to the trustees who are currently serving as holdover trustees in Class III (the “Class III Incumbent Trustees”); and Saba’s slate of two nominees – Thomas H. McGlade and Geoffrey Gold (the “Class II Nominees,” together with the Class I Nominees and the Class III Nominees, the “Nominees”) to serve as successors to two of the three trustees who are currently serving as holdover trustees in Class II (the “Class II Incumbent Trustees”).	FOR ALL of the Nominees

To transact such other business as may properly come before the Annual Meeting.

___________________

[1] See “PROPOSAL: ELECTION OF TRUSTEES”.

Based on the Fund’s proxy statement for the Annual Meeting (the “Fund’s Proxy Statement”), the Board is currently comprised of nine trustees, divided into three classes. Each class is elected for a term of three years, with the term of one class of trustees expiring at each annual meeting of the shareholders. At the Annual Meeting, three Class I trustees, three Class III trustees and three Class II trustees are to be elected by holders of the Fund’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”) – in the case of the Class I Nominees, for a three-year term expiring at the Fund’s 2029 annual meeting of shareholders; in the case of the Class III Nominees, for a two-year term expiring at the Fund’s 2028 annual meeting of shareholders; and in the case of the Class II Nominees, for a one-year term expiring at the Fund’s 2027 annual meeting of shareholders.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominees.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as March 30, 2026. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), in the aggregate, 22,246,640 Common Shares (including 1,030 Common Shares held in record name), representing 22.37% of the outstanding Common Shares. According to the Fund’s Proxy Statement, there were 99,468,307 Common Shares outstanding as of the Record Date.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in the Proposal. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in the Proposal.

According to the bylaws of the Fund (the “Bylaws”), in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the “Shares” (as defined in the Bylaws) outstanding and entitled to vote with respect to such matter shall be elected.

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominees in the Proposal at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of the nominations of the Nominees. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

2

REASONS FOR THIS PROXY SOLICITATION

We believe that Saba’s highly qualified slate of Nominees, with its markets experience, deep understanding of retail investors’ needs, corporate governance expertise and capital allocation skills, could help improve the Fund’s performance.[2]

We recommend voting “FOR ALL” of Saba’s Nominees on the GOLD proxy card.

___________________

[2] See “PROPOSAL: ELECTION OF TRUSTEES”.

3

PROPOSAL: ELECTION OF TRUSTEES

According to the Fund’s Proxy Statement, the Board is currently comprised of nine trustees divided into three classes. The members of each class are elected to serve three-year terms or until their successors have been duly elected and qualified as permitted by law with the term of office of each class ending in successive years. According to the Fund’s Proxy Statement, there will be three Class I trustees, three Class III trustees and three Class II trustees elected by holders of Common Shares at the Annual Meeting.

We are soliciting proxies to elect the Class I Nominees—David Fried, Shivaram Rajgopal and Athanassios Diplas—to serve as Class I trustees. Each of the Class I Nominees, if elected, will serve until the later of the date of the Fund’s 2029 annual meeting of shareholders or until their successors have been duly elected and qualified as permitted by law.

We are soliciting proxies to elect the Class III Nominees—Ilya Gurevich, Wayne Threatt and Lihong Wang—to serve as Class III trustees and successors to the Class III Incumbent Trustees. Each of the Class III Nominees, if elected, will serve until the later of the date of the Fund’s 2028 annual meeting of shareholders or until their successors have been duly elected and qualified as permitted by law.

We are soliciting proxies to elect the Class II Nominees—Thomas H. McGlade and Geoffrey Gold—to serve as Class II trustees and successors to two of the three Class II Incumbent Trustees. Each of the Class II Nominees, if elected, will serve until the later of the date of the Fund’s 2027 annual meeting of shareholders or until their successors have been duly elected and qualified as permitted by law.

On March 6, 2024, Saba I filed a lawsuit against the Fund in the United States District Court for the Southern District of New York (the “Court”) seeking to invalidate as unlawful under the Investment Company Act of 1940, as amended (the “1940 Act”), certain bylaw provisions instituted by the Fund that require a majority of the Fund’s outstanding shares to elect trustees when a shareholder nominates trustees.[3] The Court has yet to issue a ruling.

Previously, on June 29, 2023, Saba I and Saba Capital filed a complaint in the Court against the Fund seeking to invalidate as unlawful under the 1940 Act provisions in the Fund’s governing documents that deny voting rights with respect to a shareholder’s acquisition of shares constituting 10% or more of the Fund’s voting power. On December 5, 2023, the Court granted summary judgement in favor of the Saba parties. The Fund appealed the Court’s ruling in the United States Court of Appeals for the Second Circuit (the “Appellate Court”). On June 26, 2024, the Appellate Court issued a ruling by summary order upholding the District Court’s ruling. On June 30, 2025, the Supreme Court of the United States granted a writ of certiorari filed by the Fund.

If all of the Nominees are elected, the Nominees would comprise eight out of nine Board seats, constituting a majority of the members of the Board. There is no assurance that any of the Fund’s nominees will serve as a trustee if one or more of the Nominees are elected to the Board.

___________________

[3] Saba Capital Master Fund, Ltd. v. BlackRock ESG Capital Allocation Trust et al., No. 1:2024cv01701, S.D.N.Y. (Mar. 6, 2024).

4

The age and other information related to the Nominees shown below are as of the date of this Proxy Statement.

Class I Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
David Fried Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 64	None	N/A

David Fried has been an Independent Non-Executive Director of Best Doctors Insurance, a leading international health insurance company operating across Latin America, the Caribbean, and Canada, since 2025, where he serves as Chair of the Underwriting, Reserving, and Risk Committee.

Before joining Best Doctors Insurance, Mr. Fried served in a series of senior leadership roles in the global insurance and financial services industry, including Chief Executive Officer, Emerging Markets, of QBE Insurance Group from 2014 to 2018 and Chief Executive Officer, Asia Pacific, of QBE Insurance Group from 2013 to 2014. In these roles, he also served as Director of QBE Emerging Markets Holdings Ltd. (Australia) from 2013 to 2018, Chairman of QBE Asia Pacific Holdings Ltd. (Hong Kong) from 2013 to 2018, Chairman of QBE Hong Kong and Shanghai Insurance Ltd. (Hong Kong) from 2013 to 2018, Chairman of QBE General Insurance Ltd. (Hong Kong) from 2013 to 2018, and Chairman of QBE Latin American Holdings Ltd. (Australia) from 2015 to 2018. He was a member of the QBE Group Executive Committee.

				N/A

Director of Best Doctors

Insurance, a health insurance company (January 2025 – Present)

Director of Jewish Federation of Sarasota & Manatee Counties, a non-profit (January 2026 – Present)

Director of Preferred Global Health, Ltd., an independent global patient organization (2018 – 2022)

5

From 2012 to 2013, Mr. Fried served as Chief Executive Officer, Asia Pacific, and a member of the International Executive Committee of Allianz SE, a German multinational financial services company, while chairing several Allianz insurance subsidiaries in Taiwan and Thailand and serving on the boards of Allianz-affiliated life and general insurance companies across India, Korea, China, Malaysia, Sri Lanka, and Singapore.

Earlier in his career, Mr. Fried spent 28 years with HSBC, a British universal bank and financial services group, in senior executive and board positions, including Group General Manager and Group Head of Insurance and Retirement Businesses at HSBC Holdings plc from 2010 to 2011 and Group General Manager and Regional Head of Insurance, Asia Pacific, and Chairperson and Chief Executive Officer of HSBC Insurance Asia Pacific Holdings Limited from 2005 to 2010. During this time, he chaired key HSBC insurance entities in Hong Kong, Korea, and China and served as a director of insurance, takaful, and asset management companies across Asia, the Middle East, Europe, and North America.

Mr. Fried currently serves as Chairman of the Board of Directors of the Jewish Federation of Sarasota-Manatee, a role he has held since January 2026, after joining the Board in 2022. He also serves on the Advisory Board of Zschool, an executive education platform partnering with leading universities and corporations, a position he has held since 2023. His prior advisory roles include Insurnest, a provider of digital technology services for the insurance industry, from 2024 to 2025, and AgentKnox, a marketplace that helps independent insurance agents transition to digital agencies, in 2023. From 2018 to 2022, he served as a board member and advisor to the Chief Executive Officer of Preferred Global Health, Ltd., a provider of diagnosis verification, doctor-to-doctor dialogue, and U.S. medical care services for individuals diagnosed with cancer and cardiovascular illnesses. He has also served on the Board of Governors of the Hong Kong Philharmonic Orchestra and the Board of Directors of the Buffalo Philharmonic Orchestra, among other nonprofit and advisory boards.

Mr. Fried earned a Bachelor of Arts degree, summa cum laude, from Miami University, in 1983.

Mr. Fried’s qualifications to serve as a trustee of the Fund include his extensive leadership experience in financial services and his board experience.

6

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Shivaram Rajgopal Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 57	None	N/A

Shivaram Rajgopal has served as the Roy Bernard Kester and T.W. Byrnes Professor of Accounting and Auditing at Columbia Business School since 2015. He serves in several other roles at Columbia Business School, including Area Chair for the Accounting Group, Departmental Editor of the Accounting track of Management Science, and has previously served as Associate Editor at the Journal of Accounting and Economics. In addition, as of March 2026, Mr. Rajgopal has accepted a position as a director on the board of directors of Novata, a privately held public benefit corporation that provides a sustainability data management platform, and as a consultant to Tap Sciences, a deep tech discovery company.

He serves on the Advisory Board of Green Impact Exchange, a U.S. equity exchange focusing on sustainability-minded companies, since 2023 and served on the Advisory Board of Focus Universal (ticker: FCUV), a provider of patented hardware and software design technologies, from 2024 to 2026.

Previously, from 2017 to 2019, Mr. Rajgopal served as the Vice Dean for Research at Columbia Business School. Before joining Columbia Business School, he was the Schaefer Chair of Accounting at the Goizueta Business School at Emory University from 2010 to 2015.

He was a professor of Accounting at the University of Washington from 2009 to 2010, having previously served there as an associate professor with tenure from 2006 to 2009 and as an associate professor from 1998 to 2002. He was also an associate professor at the Fuqua School of Business at Duke University from 2002 to 2003.

Previously, Mr. Rajgopal served in several managerial roles. From 1989 to 1992, Mr. Rajgopal served as the manager for non-resident banking operations at Citibank India and Singapore. Previously, he was a management trainee in tax planning at Proctor and Gamble Ltd., India from 1987 to 1988. Prior to his management roles, Mr. Rajgopal was an articled clerk at chartered accountants Thakur Vaidyanath Aiyar and Co., India from 1986 to 1987.

Throughout his years in academia, Mr. Rajgopal’s research has covered financial reporting, ESG and its implications for valuation, earnings quality, fraud, climate-related investing, sustainability, healthcare, executive compensation, and the effect of corporate culture on productivity. His dozens of publications are frequently cited by The Wall Street Journal, The New York Times, Bloomberg, Fortune, Forbes, Financial Times, Business Week, and the Economist. From 2003 to 2011, Mr. Rajgopal was on the editorial board of The Accounting Review for the American Accounting Association.

His honors, nominations, and awards include, but are not limited to, the Disruptor Award at the John L. Weinberg/IRRCI Research Award Competition, Notable Contribution to the Accounting Literature awarded by the American Accounting Association (thrice), and the Graham and Dodd Scroll Prize for 2016 awarded by the Editorial and Advisory Board of the Financial Analysts Journal. His professional affiliations include the American Accounting Association, American Economic Association, American Finance Association, and the Beta Gamma Sigma academic honor society.

				N/A	Director of Novata, a privately held PBC that provides a sustainability data management platform (March 2026 – Present)

Mr. Rajgopal earned a Bachelor of Commerce from the University of Bombay in 1988 and became a Chartered Accountant through the Institute of Chartered Accountants, India in 1987. He went on to earn a PhD from the University of Iowa in 1998 with a major in accounting and a minor in finance.

Mr. Rajgopal’s qualifications to serve as a trustee of the Fund include his deep expertise in financial reporting, valuation, corporate governance, and capital markets.

7

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Athanassios Diplas Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 61	None	N/A

Dr. Athanassios Diplas served as the Principal of Diplas Advisors, LLC, a derivatives advisory company that provided expert advice on derivatives-related issues to financial institutions and law firms, from 2012 to 2017. During this time, he also served as a Senior Advisor to the Board of Directors of the International Swaps and Derivatives Association (“ISDA”) from 2012 to 2014. Previously, Dr. Diplas worked for Deutsche Bank, AG, where he served as Managing Director and Global Head of System Risk Management from 2010 to 2012; Managing Director, Global Head of Counterparty Portfolio Management Group in 2009; and Managing Director, Chief Risk Officer, and Deputy Chief Operating Officer for Global Credit Trading from 2003 to 2008. Prior to Deutsche Bank, AG, Dr. Diplas served as Vice President of Credit Derivatives at Goldman, Sachs & Co. from 1997 to 2003. From 1993 to 1995, Dr. Diplas was a Postdoctoral Research Physicist at the Center for Astrophysics & Space Sciences of the University of California, San Diego (“UCSD”). Prior to UCSD, Dr. Diplas served in the Department of Astronomy at the University of Wisconsin-Madison (“UW-Madison”) as an Assistant Scientist from 1992 to 1993 and both a Research Assistant and a Teaching Assistant from 1986 to 1992.

Dr. Diplas has served on the board of Kaffea-X, Inc., a privately held coffee marketplace for producers, since February 2025. Previously, Dr. Diplas served on the board of BioMech Holdings LLC, a privately held healthcare data analytics company, from 2022 to 2024. In addition, Dr. Diplas served as the Co-Chair of the ISDA Industry Governance Committee and Credit Steering Committee from 2008 to 2012; a Member of the Consultative Working Group of the European Securities and Markets Authority Secondary Markets Standing Committee from 2012 to 2014; a Board Member of ICE Clear Credit CCP from 2009 to 2013; and a Risk Committee participant for two CDS CCPs from 2009 to 2012.

In 2025, Dr. Diplas was nominated by Saba for election to the board of trustees of BlackRock ESG Capital Allocation Term Trust in connection with its 2025 annual meeting of shareholders.

In 2024, Dr. Diplas was nominated by Saba for election to the board of trustees of BlackRock Science and Technology Term Trust, BlackRock Technology and Private Equity Term Trust, BlackRock ESG Capital Allocation Term Trust and BlackRock MuniYield Pennsylvania Quality Fund, in connection with the respective 2024 annual shareholder meetings of such funds.

Dr. Diplas co-invented and is one of the patent holders of the credit default swap auction settlement process within ISDA (US Patent #8,078,521 B1) and led the industry effort for the development of Standard Initial Margin Model (SIMM, US Patent Application #15/143347) for uncleared transactions across all asset classes. He also co-led the related implementation effort of the Working Group on Margin Requirements, an initiative jointly run by the Basel Committee on Banking Supervision and the International Organization of Securities Commissions.

				N/A	Director of Kaffea-X, Inc., a privately held coffee marketplace for producers (2025 – Present) Director of BioMech Holdings LLC, a privately held healthcare data analytics company (2022 – 2024)

Dr. Diplas received a B.S. with distinction in physics from Aristotle University of Thessaloniki in 1986; an M.S. and a Ph.D. in Astronomy from UW-Madison in 1988 and 1992, respectively; and an M.B.A. from The Wharton School at the University of Pennsylvania in 1997.

Dr. Diplas’s qualifications to serve as a trustee of the Fund include his 20 years in the financial services industry with a focus on derivatives, risk, and credit investing as well as his pivotal role in safeguarding markets through industry-wide committee work both in the United States and in Europe.

8

Class III Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Ilya Gurevich Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 54	None	N/A

Ilya Gurevich has served as President of G&G Retirement Planning, a retirement planning firm, since 2023 and Principal and Retirement Planner of Northeast Retirement Planning, a retirement planning firm, since 2012. Previously, Mr. Gurevich served as Principal and Trader at Dreadnought Trading, an equity derivatives trading firm, from 2007 until 2012. From 1996 to 2007, Mr. Gurevich served as an equity derivatives trader at various companies.

In 2025, Mr. Gurevich was nominated by Saba for election to the board of trustees of BlackRock ESG Capital Allocation Term Trust in connection with its 2025 annual meeting of shareholders.

In 2024, Mr. Gurevich was nominated by Saba for election to the board of trustees of BlackRock California Municipal Income Trust, BlackRock Technology and Private Equity Term Trust, BlackRock ESG Capital Allocation Term Trust, BlackRock MuniYield Pennsylvania Quality Fund, BlackRock Health Sciences Term Trust and BlackRock New York Municipal Income Trust, in connection with the respective 2024 annual shareholder meetings of such funds.

In 2023, Mr. Gurevich was nominated by Saba for election to the board of trustees of BlackRock Technology and Private Equity Term Trust, BlackRock ESG Capital Allocation Term Trust and BlackRock California Municipal Income Trust, in connection with the respective 2023 annual shareholder meetings of such funds.

				N/A	None.

Mr. Gurevich became a Chess Grandmaster in 1993. In 1990, as an 18 year-old, he won the World Junior Chess Championship.

Mr. Gurevich earned a B.S. in Finance from New York University.

Mr. Gurevich’s qualifications to serve as a trustee of the Fund include his extensive experience in the investment and finance industries.

9

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Wayne Threatt Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 71	None	N/A

Wayne Threatt has served as Founder and Managing Principal of WBT Strategy Consulting, a consulting firm providing strategic, operational, and capital raising guidance to growth stage companies, since 2001. In the nonprofit sector, Mr. Threatt has served as a Board Member of Synergy Services, a nonprofit organization providing support for victims of family violence, since 2013. He has also served on the Board of Pacesetter CDE, a community development entity that channels New Markets Tax Credit investment into low income communities, since 2010.

Previously, Mr. Threatt served as an Independent Board Member of Advent Technologies Holdings, Inc. (OTCMKTS:ADNH), a U.S.-based advanced materials and clean energy technology company focused on fuel cell components and hydrogen energy solutions, from 2022 to 2025. Earlier in his career, he served as the Managing Principal of T&C Associates, a boutique investment banking and strategic advisory firm, from 2004 to 2009, and as the Principal of SPC Capital Management, a diversified private equity fund with more than $100 million under management, from 2001 to 2008. Prior to that, Mr. Threatt served as Vice President and General Manager of Sapphire Audio, an audio technology company, from 2004 to 2006; as President and Chief Executive Officer of Emumail, an early email technology and communications company, from 2000 to 2001; as Vice President of Marketing and Sales at Scientific Computing Associates, a software development and consulting firm, from 1998 to 1999; as President and Chief Executive Officer of Androx Corporation, a computer software company, from 1991 to 1993; as Vice President of Corporate Development at Cambridge SoundWorks, a manufacturer and retailer of audio equipment and consumer audio products, from 1993 to 1995; and as a director of marketing at Analog Devices (NASDAQ:ADI), a major semiconductor company, from 1982 to 1986.

Threatt has been a consultant for Connecticut Innovations, a quasi-government agency which provides strategic capital and operational insight for high-tech industries such as energy, biotechnology, information technology, and photonics in the state of Connecticut, from 1995 to 1998. In addition, he performed similar consulting duties for The Maryland Department of Business and Economic Development, from 1995 to 1997.

				N/A	Director of Advent Technologies Holdings, Inc. (OTCMKTS:ADNH), a U.S.-based advanced materials and clean energy technology company (2022 –2025)

Mr. Threatt earned a Bachelor of Arts in Physics from the University of Chicago in 1975, a Master of Science in Physics from the University of Pittsburgh in 1976, and an MBA from Harvard Business School in 1982.

Mr. Threatt’s qualifications to serve as a trustee of the Fund include his over four decades of executive, investment and board experience across various industries, including financial services and clean energy.

10

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Lihong Wang Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 24	None	N/A

Lihong Wang has been the Founder and Chief Executive Officer of Freeport Markets, a fintech platform that provides users with access to market insight and self-custody trading, since 2025.

Previously, Mr. Wang held successive quantitative trading roles across several leading global proprietary trading firms. From 2024 to 2025, he served as an Equity Derivatives Trader at IMC Trading, a global trading firm specializing in algorithmic and high frequency execution. In 2023, he was a Fixed Income Trader at Jane Street, a quantitative trading firm recognized for its technology driven approach to liquidity provision. Earlier, in 2022, he served as a Commodities Trader at Akuna Capital, an options market maker and derivatives trading firm. Mr. Wang began his professional career as a Data Scientist at PowerSecure, Inc., a provider of innovative energy solutions, from 2021 to 2022.

				N/A	None.

Mr. Wang earned a Bachelor of Science in Mathematics and Statistics from Duke University in 2024.

Mr. Wang’s qualifications to serve as a trustee of the Fund include his experience in the financial services industry and his entrepreneurial leadership within the financial technology and equity trading sectors.

11

Class II Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
THOMAS H. MCGLADE Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 66	None	N/A

Thomas H. McGlade is currently a private investor and business management consultant, since 2015. Mr. McGlade previously served, from 2017 to 2019, as the Chief Operating Officer and General Manager of Woodstock Products International LLC, a consumer products company, and from 2008 until 2014, as a partner and Head of the U.S. Office at Prologue Capital Inc., a prominent hedge fund. During his time at Prologue Capital, Mr. McGlade oversaw significant aspects of fund business management and also acted as a portfolio manager. Prior to Prologue Capital, Mr. McGlade served as Managing Director of RBS Securities Inc. (f/k/a RBS Greenwich Capital), a broker dealer and major investment bank, from 1993 until 2008, where he was head trader for long duration U.S. Treasury bonds on the primary dealership desk of the liquid products group. During his tenure at RBS Greenwich Capital, Mr. McGlade specialized in relative value and arbitrage opportunities in U.S. Treasuries, futures and derivatives. Prior to that, from 1986 until 1993, Mr. McGlade served as a vice president at companies in the real estate development sector.

In addition to executive experience, Mr. McGlade served as a member on the Boards of Directors of Prologue Capital’s legal entities, including Prologue G.P. Ltd., Prologue Capital U.S. General Partner LLC, and Prologue Feeder Fund Ltd. from 2011 to 2014. Mr. McGlade formerly served as a member of the Board of Directors of New Canaan Country School Board, a non-profit educational institution, and as member of the board of San Miguel Education Foundation, a non-profit which provides education and cultural resources to Colorado communities.

In 2025, Mr. McGlade was nominated by Saba for election to the board of trustees of BlackRock ESG Capital Allocation Term Trust in connection with its 2025 annual meeting of shareholders.

				N/A	None.

Mr. McGlade earned a BA in Economics from Duke University in 1982.

Mr. McGlade’s qualifications to serve as a trustee of the Fund include his extensive market expertise in fixed income derivatives, leveraged trading, value-at-risk based risk management, securities financing and portfolio valuation and macroeconomics, along with his business management expertise in investor relations and business development, investment analysis, financial risk management and valuation.

12

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund[4]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Geoffrey Gold Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 61	None	N/A

Geoffrey Gold has served as Founder and Managing Member of Silver Salar Capital LLC, an LLC through which he invests personal capital, since 2013; Founder and Managing Member of Salar Consulting LLC, an LLC providing consulting services focused on distressed debt, workouts, and restructurings, since 2019; and a director of New Shinnecock Properties LLC, a real estate holding LLC, since 2013. Also, as of March 2026, he has accepted a position as a director on the board of directors of Hammock Dunes Cares, a non-profit organization. Mr. Gold previously served on the advisory board of Year Up United, a non-profit workforce development organization, from 2016 to 2023. From 2019 to 2022, he was an independent director of Premier Brands Group Holdings LLC, an apparel and fashion company.

Previously, Mr. Gold was a Founding Partner and Portfolio Manager of Normandy Hill Capital, LP, a distressed debt and special situations hedge fund, from 2007 to 2012. From 2001 to 2006, he was a Partner at Strategic Value Partners, a distressed debt and restructuring hedge fund. Mr. Gold began his career at ING Groep N.V. in 1986, holding various portfolio management and trading roles, including Managing Director, with a focus on proprietary investments in distressed debt, high yield, and special situations.

				N/A

Director of New Shinnecock Properties LLC, a real estate holding LLC (2013 – Present)

Director of Premier Brands Group Holdings LLC, an apparel and fashion company (2019 – 2022)

Director of Hammock Dunes Cares, a non-profit organization (March 2026 – Present)

Mr. Gold earned an M.B.A. in Finance from the Stern School of Business at New York University in 1991 and a B.A. from Colgate University in 1986.

Mr. Gold’s qualifications to serve as a trustee of the Fund include his extensive experience and leadership in the investment industry.

___________________

[4] Mr. Gold’s son, Jason Gold, was employed by Miller Buckfire, which is a subsidiary of Stifel, from August 2022 to October 2023 as an Investment Banking Analyst. Stifel may be deemed a principal underwriter of the Fund.

13

The Nominees do not currently hold, and have not at any time held, any position with the Fund. The Nominees do not oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date of this Proxy Statement, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, are as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
David Fried	None	None
Shivaram Rajgopal	None	None
Athanassios Diplas	None	None
Ilya Gurevich	None	None
Wayne Threatt	None	None
Lihong Wang	None	None
Thomas H. McGlade	None	None
Geoffrey Gold	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominees will be considered independent trustees of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

There are nine seats up for election at the Annual Meeting. Shareholders voting on the enclosed GOLD proxy card will only be able to vote on the election of the eight Nominees, and therefore will not be able to vote on the remaining one Board seat that will be up for election at the Annual Meeting using the GOLD proxy card. We refer shareholders to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the SEC’s website at www.sec.gov.

Each of the Nominees has entered into a nominee agreement (the “Nominee Agreements”) pursuant to which Saba Capital has agreed to defend and indemnify the Nominees against, and with respect to, any losses that may be incurred by such Nominee in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board or the solicitation of proxies in support of his election. If elected or appointed, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected or for any other reason.

The Nominees have agreed to being nominated as Saba’s nominees in this Proxy Statement and have confirmed their willingness to serve on the Board if elected. We do not expect that the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Exchange Act. If Saba determines to add nominee(s), whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the Common Shares outstanding and entitled to vote with respect to such matter shall be elected.

Abstentions will be counted for purposes of determining whether a quorum is present. Therefore, abstentions will have the same effect as votes “against” the Proposal.

14

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.

15

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote “FOR” the Nominees. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 1055 Washington Boulevard, Suite 520, Stamford, CT 06901, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of markings or other specific instructions, “FOR ALL” of the Nominees.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” of the Nominees standing for election to the Board named in this Proxy Statement.

The Participants intend to vote all of their Common Shares “FOR ALL” of the Nominees, except for a small percentage of Common Shares owned by certain of the Saba Entities (as defined in Annex I) that, pursuant to internal proxy voting policies, will be echo-voted (i.e. they will be voted in the same proportion as the votes of all other shareholders).

How many shares must be present to hold the Annual Meeting?

According to the Bylaws, the holders of a majority of the Common Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at the Annual Meeting. Abstentions are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

What vote is needed to approve the Proposals?

Proposal – Election of Trustees. According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the Common Shares outstanding and entitled to vote with respect to such matter shall be elected. Abstentions will be counted as votes “against” a nominee in the Proposal.

16

THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “ABSTAIN” YOUR VOTES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting “ABSTAIN” or “AGAINST” on its white proxy card is not the same as voting for the Nominees because a vote on the Fund’s white proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund at 50 Hudson Yards, New York, NY 10001; or
•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 1055 Washington Boulevard, Suite 520, Stamford, CT 06901, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain officers, partners and full-time employees of Saba will also participate in the solicitation of proxies through shareholder outreach in support of the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

17

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $20,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately 25 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies in connection with this Proxy Statement is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $300,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $150,000. Saba does not intend to seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and periodic reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or periodic report addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052.

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s trustees; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the next year’s annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The EDGAR file number for the Fund is 811-23701.

18

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

David Fried

Shivaram Rajgopal

Athanassios Diplas

Ilya Gurevich

Wayne Threatt

Lihong Wang

Thomas H. McGlade

Geoffrey Gold

April 3, 2026

19

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants (excluding the Nominees who as, stated below, do not beneficially own any Common Shares) may be deemed to "beneficially own" (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 21,718,771 Common Shares in the aggregate, representing 21.83% of the outstanding Common Shares. The percentage used herein is based upon 99,468,307 Common Shares outstanding as of the Record Date, as disclosed in the Fund's Proxy Statement. Of the 21,718,771 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 21,718,771 Common Shares (including 1,030 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the ("Saba Entities"); and (b) 21,718,771 Common Shares (including 1,030 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba Capital.

As of the date of this Proxy Statement, none of the Nominees beneficially owns any Common Shares or any other securities of the Fund.

Mr. Fried and Mr. Gold, each a Nominee, may be deemed to, respectively, own >$120,000 worth of stock in funds that may be deemed affiliates of the Fund.

20

To the extent Raymond James may be deemed the principal underwriter of the Fund, Mr. Fried has a mortgage loan with Raymond James.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of each of the Nominees are disclosed in the section of this Proxy Statement titled “PROPOSAL: ELECTION OF TRUSTEES”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

21

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), trustee (or person nominated to become an Officer or trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person; (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or her associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

22

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including Saba I)

Date	Side	Common Shares
09/11/2024	Sell	(1,000,000)
02/26/2025	Buy	40,215
02/27/2025	Buy	12,099
08/28/2025	Sell	(4,397)
08/29/2025	Sell	(76,648)
09/02/2025	Sell	(130,848)
09/03/2025	Sell	(89,882)
09/04/2025	Sell	(91,395)
09/05/2025	Sell	(67,373)
09/08/2025	Sell	(79,152)
09/09/2025	Sell	(76,416)
09/10/2025	Sell	(109,895)
09/11/2025	Sell	(4,006)
09/12/2025	Sell	(19,682)
09/16/2025	Sell	(5,776)
09/23/2025	Sell	(17,785)
09/24/2025	Sell	(28,886)
09/25/2025	Sell	(1,113)
09/30/2025	Sell	(1,063)
10/01/2025	Sell	(18,130)
10/02/2025	Sell	(5,524)
10/03/2025	Sell	(30,649)
10/06/2025	Sell	(5,792)
10/07/2025	Sell	(30,072)
10/08/2025	Sell	(32,386)
10/09/2025	Sell	(13,647)
10/10/2025	Sell	(26,858)
10/13/2025	Sell	(19,408)

23

10/14/2025	Sell	(50,936)
10/15/2025	Sell	(6,233)
10/16/2025	Sell	(3,620)
10/22/2025	Sell	(28,112)
10/23/2025	Sell	(26,032)
10/27/2025	Sell	(25,802)
10/28/2025	Sell	(1,200)
10/29/2025	Sell	(75,953)
10/30/2025	Sell	(78,022)
10/31/2025	Sell	(24,045)
11/03/2025	Sell	(70,661)
11/04/2025	Sell	(3,600)
11/05/2025	Sell	(49,369)
11/06/2025	Sell	(57,053)
11/10/2025	Sell	(17,653)
11/11/2025	Sell	(39,740)
11/12/2025	Sell	(62,082)
11/13/2025	Sell	(90,456)
11/17/2025	Sell	(44,604)
11/19/2025	Sell	(9,750)
11/24/2025	Sell	(10,891)
11/25/2025	Sell	(49,669)
11/26/2025	Sell	(56,976)
11/28/2025	Sell	(344,048)
12/01/2025	Sell	(54,394)
12/24/2025	Sell	(1,100)
01/02/2026	Sell	(12,660)
01/06/2026	Sell	(9,943)
01/13/2026	Sell	(11,153)
01/14/2026	Sell	(75,713)
01/15/2026	Sell	(80,452)
01/16/2026	Sell	(75,435)
01/20/2026	Sell	(102,837)
01/21/2026	Sell	(169,776)
01/22/2026	Sell	(35,831)
01/23/2026	Sell	(58,213)
01/26/2026	Sell	(44,054)
01/27/2026	Sell	(83,984)
01/28/2026	Sell	(105,896)
01/29/2026	Sell	(166,027)
01/30/2026	Sell	(157,827)
02/02/2026	Sell	(178,239)
02/03/2026	Sell	(143,707)
02/04/2026	Sell	(151,192)
02/05/2026	Sell	(131,090)
02/06/2026	Sell	(36,044)

24

02/09/2026	Sell	(96,973)
02/10/2026	Sell	(64,101)
02/11/2026	Sell	(156,858)
02/12/2026	Sell	(234,005)
02/13/2026	Sell	(50,600)
02/17/2026	Sell	(113,401)
02/18/2026	Sell	(45,888)
02/19/2026	Sell	(61,235)
02/20/2026	Sell	(13,913)
02/24/2026	Sell	(34,797)
02/25/2026	Sell	(59,356)
02/26/2026	Sell	(126,687)
02/27/2026	Sell	(79,819)
03/02/2026	Sell	(244,943)
03/03/2026	Sell	(174,550)
03/04/2026	Sell	(78,578)
03/05/2026	Sell	(126,171)
03/06/2026	Sell	(21,200)
03/09/2026	Sell	(26,597)
03/10/2026	Sell	(47,091)
03/11/2026	Sell	(54,395)
03/12/2026	Sell	(109,941)
03/13/2026	Sell	(33,774)
03/25/2026	Sell	(40,778)
03/26/2026	Sell	(37,606)
03/30/2026	Sell	(88,419)
03/30/2026	Sell	(37,868)
03/31/2026	Sell	(224,477)
04/01/2026	Sell	(259,382)
04/02/2026	Sell	(44,010)

25

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

1055 Washington Boulevard – Suite 520

Stamford, CT 06901
Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

E-mail: Saba@investor-com.com

26

Form of GOLD Proxy Card

BlackRock ESG Capital Allocation Term Trust

Proxy Card for 2026 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P., SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein (COLLECTIVELY, “SABA”) AND THE INDIVIDUALS NAMED IN THE PROPOSAL

THE BOARD OF TRUSTEES (THE “BOARD”) OF BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz and John Grau and each of them, attorneys and agents with full power of substitution to vote all shares of BlackRock ESG Capital Allocation Term Trust, a Maryland statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us within a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to the Proposal, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the Nominees (as defined below) in the Proposal. In voting this proxy card, you will not be able to vote on the election of the remaining one Board seat up for election at the Annual Meeting. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “■” IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” of the Nominees in the Proposal:

Proposal – Election at the Annual Meeting of the three individuals nominated by Saba to serve as Class I trustees (the “Class I Nominees”), the three individuals nominated by Saba to serve as successors to the Class III holdover trustees (the “Class III Nominees”) and the two individuals nominated by Saba to serve as successors to two of the three Class II holdover trustees (the “Class II Nominees,” and together with the Class I Nominees and the Class III Nominees, the “Nominees”).

FOR ALL	AGAINST ALL	ABSTAIN FOR ALL*
❑	❑	❑

Nominees:	FOR	AGAINST	ABSTAIN*
David Fried (Class I)	❑	❑	❑
Shivaram Rajgopal (Class I)	❑	❑	❑
Athanassios Diplas (Class I)	❑	❑	❑
Ilya Gurevich (Class III)	❑	❑	❑
Wayne Threatt (Class III)	❑	❑	❑
Lihong Wang (Class III)	❑	❑	❑
Thomas H. McGlade (Class II)	❑	❑	❑
Geoffrey Gold (Class II)	❑	❑	❑

*Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against the Proposal.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.